UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2022

Northern Lights Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-40524	86-2409612
(Commission File Number)	(IRS Employer Identification No.)

10 East 53rd Street, Suite 3001

New York, New York 10022

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (510) 323-2526

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	NLITU	The Nasdaq Stock Market LLC
Class A Common Stock, $0.0001 par value per share	NLIT	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	NLITW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment to Unit Purchase Agreement

As previously disclosed, on February 11, 2022, Northern Lights Acquisition Corp., a Delaware corporation (the “Company”) and 5AK, LLC, the Company’s sponsor (the “Sponsor”), entered into a definitive unit purchase agreement (the “Unit Purchase Agreement”) with SHF, LLC d/b/a Safe Harbor Financial, a Colorado limited liability company (the “Target”), SHF Holding Co., LLC, the sole member of the Target (the “Seller”), and Partner Colorado Credit Union, the sole member of the Seller (the “Seller Parent”), whereby the Company will purchase all of the issued and outstanding membership interests of the Target from the Seller (the “Business Combination”).

As also previously disclosed, on September 19, 2022, the Company, the Sponsor, the Target, the Seller, and the Seller Parent entered into an amendment to the Unit Purchase Agreement to extend the Outside Date from August 31, 2022 until September 28, 2022 and provide for the deferral of $30 million of the $70 million in cash due to the Seller at the closing of the Business Combination. On September 22, 2022, the parties agreed to a Second Amendment to Unit Purchase Agreement (the “Second Amendment”) providing for the deferral of a total of $50 million (the “Deferred Cash Consideration”) of the $70 million due to the Seller at the closing of the Business Combination. The purpose of deferral is to provide the Company with additional cash to support its post-closing activities. Pursuant to the Second Amendment, the Company will pay the Deferred Cash Consideration in one payment of $15,000,000 on or before December 15, 2022, and the $35,000,000 balance in six equal installments of $6,416,667, payable beginning on the first business day following April 1, 2023 and on the first business day of each of the following five fiscal quarters, for a total of $38,500,002 (which amount includes 5% interest annualized). The Deferred Cash Consideration may be prepaid by the Company, in whole or in part, at any time.

In consideration of the Seller’s and the Seller Parent’s agreement to the foregoing amendment to the Unit Purchase Agreement, and to secure the Company’s payment thereof, Luminous Capital USA Inc., an affiliate of the Sponsor (“Luminous”), has agreed to escrow 1,200,000 of the shares of the Company’s Class A Common Stock (the “Escrowed Shares”) to be received by Luminous at the closing of the Business Combination, such escrow to be evidenced by an escrow agreement with a third-party escrow agent reasonably acceptable to the parties and Luminous. The Escrowed Shares will be released to Luminous upon payment in full of the Deferred Cash Consideration. Luminous will meanwhile be entitled to vote all such Escrowed Shares.

The foregoing description is only a summary of the Second Amendment and is qualified in its entirety by reference to the full text of the Second Amendment, which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 8.01.	Other Events.

Anticipated Changes in PIPE Terms

As described in the Company’s definitive proxy statement filed with the SEC and distributed to the stockholders on June 10, 2022 (the “June Proxy Statement”), in order to finance a portion of the purchase price payable under the Unit Purchase Agreement, and the costs and expenses incurred in connection therewith, the Company entered into a Securities Purchase Agreement (the “PIPE Securities Purchase Agreement”) with certain investors (the “PIPE Investors”) concurrently with the execution of the Unit Purchase Agreement, pursuant to which such PIPE Investors committed to purchase $60 million of shares of Class A Convertible Preferred Stock (the “PIPE Shares”) and warrants (the “PIPE Warrants”) to purchase up to a number of shares of the Class A Common Stock equal to 50% of shares of the Class A Common Stock issuable upon conversion of the PIPE Shares (the “Conversion Shares”).

Based on further discussions with the PIPE Investors, the Company currently anticipates that the terms of the PIPE Securities Purchase Agreement, the PIPE Registration Rights Agreement, the PIPE Shares, the PIPE Warrants, and the Certificate of Designation to be filed with the Secretary of State of the State of Delaware setting forth the preferences, rights and limitations of the PIPE Shares (the “PIPE Certificate of Designation”) will be amended as follows:

●	To provide that the Floor Price (as defined in the PIPE Certificate of Designation) will be reduced to $1.25 if and only if the Company’s stockholders provide the approval contemplated by Nasdaq Listing Standard Rule 5635(d) with respect to the issuance of the Conversion Shares based on a reduction of the Floor Price to $1.25 (the “Requisite Stockholder Approval”); provided, however, that no holder of Conversion Shares issued prior to obtaining the Requisite Stockholder Approval will be allowed to vote such Conversion Shares for or against such proposal;

●	To provide that (i) as soon as practicable after the filing of the PIPE Certificate of Designation, but in any event not later than one hundred and twenty days (120) days after such filing date, the Company will call a special meeting of its stockholders to obtain the Requisite Stockholder Approval for the reduction of the Floor Price to $1.25 and (ii) the Company’s Board of Directors will recommend approval of such proposal; if the Requisite Stockholder Approval is not obtained at such a meeting, the Company will call additional meetings, and the Board of Directors will make such recommendation, at least once every six (6) months thereafter until the Requisite Stockholder Approval is obtained (each such meeting, a “Subsequent Stockholder Meeting”);

●	To provide that the Sponsor and the Seller Parent will enter into voting agreements with the Company, pursuant to which the Sponsor and the Seller Parent will each agree to vote the securities of the Company held by such party at the time of each Subsequent Stockholder Meeting in favor of the Requisite Stockholder Approval;

●	To provide that if the Requisite Stockholder Approval is received and, on the date that the Requisite Stockholder Approval is received, if a prior scheduled downward adjustment of the Conversion Price (as defined in the PIPE Certificate of Designation) would have resulted in a Conversion Price lower than the prior Floor Price (the “Theoretical Adjustment Price”), then such Conversion Price shall be downwardly adjusted to the Theoretical Adjustment Price effective, automatically and without further action of the Company or any PIPE Investor, on the trading day immediately following the trading day upon which the Requisite Stockholder Approval is obtained regardless of whether a scheduled downward adjustment of the Conversion Price would have otherwise occurred on such trading day; provided, however, in no event shall the Theoretical Adjustment Price be less than $1.25; and

●	To provide that the issuance of any shares of Class A Common Stock or Common Stock Equivalents (as defined in the PIPE Securities Purchase Agreement) issued or issuable in connection with any bona fide strategic or commercial alliances, acquisitions, mergers, joint ventures, licensing arrangements, and strategic partnerships, provided, that (x) the primary purpose of such issuance is not to raise capital as reasonably determined, (y) the purchaser or acquirer or recipient of the securities is not an entity that is primarily in the business of investing in securities and (z) the purchaser or acquirer or recipient of the securities in such issuance solely consists of either (A) the actual participants in such strategic or commercial alliance, strategic or commercial licensing arrangement or strategic or commercial partnership, (B) the actual owners of such assets or securities acquired in such acquisition or merger or (C) the stockholders, partners, employees, consultants, officers, directors or members of the foregoing persons, in each case, which is, itself or through its subsidiaries, an operating company or an owner of an asset, in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, and (z) the number or amount of securities issued to such persons by the Company shall not be disproportionate to each such person’s actual participation in (or fair market value of the contribution to) such strategic or commercial alliance or strategic or commercial partnership or ownership of such assets or securities to be acquired by the Company, as applicable, shall be exempt from the restrictions contained in the PIPE Securities Purchase Agreement on issuances of Class A Common Stock and Common Stock Equivalents.

●	The Company has also agreed that 20% of the proceeds of the offering will be held in escrow as liquidated damages in the event that the agreed resale registration statement is not filed or declared effective in accordance with the PIPE Registration Rights Agreement.

Additional Information and Where to Find It

The proposed Business Combination involving the Company and the Target was submitted to the stockholders of the Company for their consideration. The Company filed the June Proxy Statement with the SEC on June 10, 2022, which was distributed to the stockholders of the Company in connection with the Company’s solicitation for proxies for the vote by the stockholders of the Company in connection with the proposed Business Combination and other matters as described in the June Proxy Statement. Before making any voting decision, the stockholders of the Company and other interested persons were advised to read the June Proxy Statement along with all other relevant documents filed with the SEC in connection with the proposed Business Combination and the Company’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the proposed Business Combination, because these documents contain important information about the Company, the Target, and the proposed Business Combination. The stockholders approved the Business Combination on June 28, 2022. On September 19, 2022 and September 21, 2022, the Company filed Current Reports on Form 8-K with the SEC to supplement certain sections of the June Proxy Statement (as supplemented to date, the “Amended Proxy Statement”), as described in such reports. Stockholders will be able to obtain free copies of the Amended Proxy Statement as well as other documents filed with the SEC regarding the proposed Business Combination and other documents filed with the SEC by the Company, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Northern Lights Acquisition Corp., 10 East 53rd Street, Suite 3001, New York, NY, 10022, or by telephone at (615) 554-0044.

Participants in Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the Business Combination. Information about those directors and executive officers and a description of their interests in the Company is contained in the Company’s Registration Statement on Form S-1 filed with the SEC on June 2, 2021 in connection with its initial public offering, its Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC on March 25, 2022, the Amended Proxy Statement, each of which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Northern Lights Acquisition Corp., 10 East 53rd Street, Suite 3001, New York, NY, 10022.

The Seller, the Seller Parent, the Target, and their respective directors, managers, and executive officers may also be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the Business Combination. A list of the names of such parties and information regarding their interests in the Business Combination may be obtained by reading the Amended Proxy Statement.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, statements with respect to trends in the cannabis industry, including changes in U.S and state laws, rules, regulations and guidance relating to the Target’s services, the Target’s growth prospects and the Target’s market size, the Target’s projected financial and operational performance, including relative to its competitors, new product and service offerings the Target may introduce in the future, the proposed Business Combination, including the implied enterprise value, the expected post-closing ownership structure and the likelihood and ability of the parties to successfully consummate the Business Combination, the risk that the proposed Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of the Company’s securities, the failure to satisfy the conditions to the consummation of the proposed Business Combination, the effect of the announcement or pendency of the proposed Business Combination on the Company’s or the Target’s business relationships, performance, and business generally, the outcome of any legal proceedings that may be instituted against the Company or the Target related to the Unit Purchase Agreement or the proposed Business Combination, the ability to maintain the listing of the Company’s securities on the Nasdaq Capital Market, the price of the Company’s securities, including volatility resulting from changes in the competitive and highly regulated industry in which the Target plans to operate, variations in performance across competitors, changes in laws and regulations affecting the Target’s business and changes in the combined capital structure, the ability to implement business plans, forecasts, and other expectations after the completion of the proposed Business Combination, and identify and realize additional opportunities, and other statements regarding the Target’s and the Company’s expectations, hopes, beliefs, intentions or strategies regarding the future. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

In addition to factors previously disclosed in the Company’s reports filed with the SEC, the Amended Proxy Statement, and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (i) the risk that the transactions contemplated by the Unit Purchase Agreement may not be completed in a timely manner or at all, which may adversely affect the price of the Company’s securities; (ii) the risk that the transactions contemplated by the Unit Purchase Agreement may not be completed by the Company’s Business Combination deadline as extended and the potential failure to obtain an additional extension of the Business Combination deadline if sought by the Company; (iii) the failure to satisfy the conditions to the consummation of the transactions contemplated by the Unit Purchase Agreement, including the satisfaction of the minimum cash amount following redemptions by the Company’s public stockholders and the receipt of certain governmental and regulatory approvals; (iv) the lack of a third-party valuation in determining whether or not to pursue the transactions contemplated by the Unit Purchase Agreement; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Unit Purchase Agreement prior to closing; (vi) the effect of the announcement or pendency of the transactions contemplated by the Unit Purchase Agreement on the Target’s business relationships, performance and business generally; (vii) risks that the transactions contemplated by the Unit Purchase Agreement disrupt current plans and operations of the Target; (viii) the outcome of any legal proceedings that may be instituted against the Target or the Company related to the Unit Purchase Agreement or the transactions contemplated thereby; (ix) the ability to maintain the listing of the Company’s securities on Nasdaq Capital Market; (x) the price of the Company’s securities, including following the closing, may be volatile due to a variety of factors, including changes in the competitive and regulated industries in which the Target operates, variations in performance across competitors, changes in laws and regulations affecting the Target’s business and changes in the capital structure, and the dilutive impact of the shares to be issued in connection with the Business Combination, the private placement to be completed in conjunction with the Business Combination, and the terms of the Forward Purchase Agreement; (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the transactions contemplated by the Unit Purchase Agreement, and identify and realize additional opportunities; (xii) the risk of downturns and the possibility of rapid change in the highly competitive industry in which the Target operates, and the risk of changes in applicable law, rules, regulations and regulatory guidance that could adversely impact the Target’s operations; (xiii) the risk that the Target and its current and future collaborators are unable to successfully develop and commercialize the Target’s products or services, or experience significant delays in doing so; (xiv) the risk that the Target may not achieve or sustain profitability; (xv) the risk that the Target will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; and (xvi) the risk that the Target experiences difficulties in managing its growth and expanding operations.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof in the case of information about the Company and the Target or the date of such information in the case of information from persons other than the Company or the Target, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding the Target’s industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected, and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

No Offer or Solicitation

This Current Report on Form 8-K relates to a proposed business combination between the Company and the Target and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release

10.1	Second Amendment to Unit Purchase Agreement

104	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN LIGHTS ACQUISITION CORP.

Date: September 23, 2022	By:	/s/ John Darwin
John Darwin
Co-Chief Executive Officer

Exhibit 10.1

SECOND AMENDMENT

TO UNIT PURCHASE AGREEMENT

This Second Amendment to Unit Purchase Agreement (the “Second Amendment”) is entered into as of September 22, 2022, with respect to that Unit Purchase Agreement dated as of February 11, 2022 (the “Purchase Agreement”) among (i) Northern Lights Acquisition Corp., a Delaware corporation (together with its successors, the “Purchaser”), (ii) 5AK, LLC, a Delaware limited liability company, in the capacity as the representative from and after the Closing (as defined below) for the stockholders of the Purchaser (other than the Seller (as defined below) as of immediately prior to the Closing and its successors and assignees) in accordance with the terms and conditions of the Purchase Agreement (the “Purchaser Representative”), (iii) SHF Holding Co, LLC, a Colorado limited liability company (the “Seller”), (iv) Partner Colorado Credit Union, a Colorado corporation (the “Seller Parent”), and (v) SHF, LLC d/b/a Safe Harbor Financial, a Colorado limited liability company (the “Company”).

Luminous Capital USA Inc., a Delaware corporation (“Luminous”), is entering into this Second Amendment solely for purposes of Section 2 hereof.

Capitalized terms used but not otherwise defined in this Second Amendment have the meanings ascribed to such terms in the Purchase Agreement.

RECITALS

A. The Parties have previously entered into that certain Amendment to Unit Purchase Agreement dated as of September 19, 2022 (the “First Amendment”) to modify the timing of payment of the portion of the Purchase Consideration to be paid in cash at Closing for the purpose of preserving additional cash for the Purchaser’s post-closing operations, provide for an extension of the Outside Date on which the Closing must occur, and to provide for the escrow of certain shares to be received by Luminous as security for the payment of the Deferred Cash Consideration (as defined below).

B. The Parties desire to further modify the timing of payment the portion of the Purchase Consideration be paid at closing as set forth in this Second Amendment.

C. Pursuant to Section 9.9 of the Purchase Agreement, any provision of the Purchase Agreement may be amended or modified only by a written instrument signed by each of the Purchaser, the Seller, the Purchaser Representative, the Company, and the Seller Parent.

D. The Purchaser, the Seller, the Purchaser Representative, the Company, and the Seller Parent desire to amend the Purchase Agreement as set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements contained herein and in the Purchase Agreement, the Purchaser, the Seller, the Purchaser Representative, the Company, and the Seller Parent, together with Luminous as to Section 2 hereof, each, intending to be legally bound, hereby agree as follows:

1. Amendments to the Purchase Agreement.

(a) Section 1.6 of the Purchase Agreement is hereby amended and restated in its entirety as follows:

“1.6 Purchase Consideration. As consideration for the Purchase, the Seller shall be entitled to receive from the Purchaser, in the aggregate, $185,000,000 consisting of (i) 11,386,139 shares of Purchaser Common Stock with an aggregate value equal to $115,000,000 (the “Share Consideration”) and (ii) $70,000,000 in cash (the “Cash Consideration,” and together with the Cash Consideration, the “Purchase Consideration”). The shares of Purchaser Common Stock constituting the Share Consideration shall be valued at the Exchange Price. The Share Consideration is subject to the withholding of the Escrow Shares deposited in the Escrow Account in accordance with Section 1.11, and after the Closing is subject to reduction for the indemnification obligations of the Indemnifying Parties set forth in Article V. The Cash Consideration shall be paid as follows: (x) $20,000,000 shall be paid at the Closing in accordance with Section 1.8 of the Purchase Agreement, (y) $15,000,000 shall be paid on or before December 15, 2022, and (z) $35,000,000 shall be paid in six equal installments of $6,416,667, payable beginning on the first business day following April 1, 2023 and on the first business day of each of the following five fiscal quarters, for a total of $38,500,002 (which amount includes 5% interest annualized) (the amounts payable in clauses (y) and (z) are referred to as the “Deferred Cash Consideration”). The Deferred Cash Consideration may be prepaid by the Company, in whole or in part, at any time.”

(b) Section 1.8 of the Purchase Agreement is hereby amended and restated in its entirety as follows:

“1.8 Surrender of Company Securities and Disbursement of Purchase Consideration.

(a) Prior to the Closing, the Purchaser shall appoint its transfer agent, Continental Stock Transfer & Trust Company, or another agent reasonably acceptable to the Company (the “Exchange Agent”), for the purpose of exchanging 100% of the Company Membership Interests for the 11,386,139 shares of Purchaser Common Stock constituting the Share Consideration, subject to the Escrow Shares to be deposited in the Escrow Account in accordance with Section 1.11. At or prior to the Closing, (i) the Purchaser shall deposit, or cause to be deposited, with the Exchange Agent 11,386,139 shares of Purchaser Common Stock and (ii) the Seller shall deliver to the Exchange Agent an Assignment of Company Membership Interests in the form attached hereto as Exhibit F (the “Assignment of Company Membership Interests”).

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(b) The Seller shall be entitled to receive the Purchase Consideration, including the right to receive the Deferred Cash Consideration as set forth in Section 1.6 above (less the Escrow Shares), upon delivery to the Exchange Agent of the Assignment of Company Membership Interests and such other documents as may be reasonably necessary to effect the transfer of the Company Membership Interests as requested by the Exchange Agent (the Assignment of Company Membership Interests and such additional documents being the “Transmittal Documents”). The Exchange Agent shall confirm, in writing, to the Seller that the Exchange Agent holds in escrow an aggregate amount equal to $70,000,000, which represents the Cash Consideration. Upon such confirmation, and upon the Exchange Agent’s confirmation of receipt of the Assignment of Company Membership Interests, (i) the Company Membership Interests shall be converted into and shall represent the right of Seller to receive the Purchase Consideration, subject to Section 1.6 as to the Deferred Cash Consideration and Section 1.11 as to the Luminous Escrowed Shares, (ii) the limited liability company membership interests of the Company shall be deemed transferred to the Purchaser and the transactions contemplated by this Agreement shall be deemed closed, (iii) the Exchange Agent shall immediately thereafter deliver to the Seller Parent (x) $20,000,000 of the Cash Consideration and (y) the amount of Company Excess Cash (as defined in and determined pursuant to Section 1.9, each of the amounts in (x) and (y) to be sent by wire transfer of immediately available funds to an account designated in writing by the Seller Parent, and (z) the Share Consideration, less the Escrow Shares, by deposit of the such shares of Purchaser Common Stock to an account in the Seller Parent’s name at the Exchange Agent in the Direct Registration System, and (iv) the Exchange Agent shall deliver the Deferred Cash Consideration to the Purchaser.”

2. Security for Payment of Deferred Cash Consideration. In consideration of the Seller’s and the Seller Parent’s agreement to defer the Deferred Cash Consideration as modified by this Second Amendment, and to secure the Purchaser’s payment thereof, Luminous agrees that it will escrow 1,200,000 of the shares of Purchaser Common Stock (the “Luminous Escrowed Shares”) to be received by Luminous at the Closing, such escrow to be evidenced by an escrow agreement with a third-party escrow agent reasonably acceptable to the Parties and Luminous. The Parties agree that Luminous shall be entitled to vote all such Luminous Escrowed Shares and that the Luminous Escrowed Shares shall be released to Luminous upon payment in full of the Deferred Cash Consideration as modified by this Second Amendment.

3. No Other Changes. Except as expressly provided in this Second Amendment, all of the terms and conditions of the Purchase Agreement remain unmodified and in full force and effect.

4. Other Provisions. The provisions of Article IX of the Purchase Agreement are hereby incorporated herein mutatis mutandis, as if a part hereof.

4. Effective Time. The amendment contemplated by this Second Amendment shall be effective, and this Second Amendment shall be deemed to have been executed and delivered by each of the Parties, at such time as counterparts hereto shall have been executed and delivered by each of them, regardless of whether they have executed the same counterpart.

5. Entire Agreement. The Purchase Agreement, as modified by the First Amendment and this Second Amendment, constitute the sole and entire agreement of the Parties with respect to the subject matter of hereby and thereby, and supersede all other prior and contemporaneous understandings, agreements, representations and warranties, whether express or implied, written and oral, with respect to such subject matter.

[Signature pages follow.]

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IN WITNESS WHEREOF, the Parties have caused this Second Amendment to be duly executed as of the day and year first above written.

Purchaser:

NORTHERN LIGHTS ACQUISITION CORP.

By:	/s/ John Darwin
Name:	John Darwin
Title:	Co-Chief Executive Officer

Purchaser Representative:

5AK, LLC, solely in the capacity as the Purchaser Representative hereunder

By: Luminous Capital Inc.,
its Manager

By:	/s/ Joshua Mann
Name:	Joshua Mann
Title:	Managing Director

Seller:

SHF HOLDING CO, LLC

By:	/s/ Spencer Guilford
Name:	Spencer Guilford
Title:	Secretary

Company:

SHF, LLC D/B/A SAFE HARBOR FINANCIAL

By:	/s/ Sundie Seefried
Name:	Sundie Seefried
Title:	Chief Executive Officer and Board Chair

Seller Parent:

PARTNER COLORADO CREDIT UNION

By:	/s/ Linda S. Head
Name:	Linda S. Head
Title:	Board Chair

Luminous (as to Section 2 only):

LUMINOUS CAPITAL USA INC.

By:	/s/ Joshua Mann
Name:	Joshua Mann
Title:	Director

[Signature Page to Second Amendment to Unit Purchase Agreement]

Exhibit 99.1

Northern Lights Acquisition Corp. Announces

Second Amendment of Unit Purchase Agreement

Amendment Further Reduces Initial Cash Payment to the Seller and Business Combination is Expected to Close by September 28, 2022 Upon Regulatory Approval

New York – September 23, 2022 – Northern Lights Acquisition Corp. (the “Company”) (Nasdaq: NLIT), a special purpose acquisition company, announced that it has entered into a second amendment to its Unit Purchase Agreement (as amended, the “Unit Purchase Agreement”), dated February 11, 2022, by and among the Company, 5AK, LLC, the Company’s sponsor, SHF, LLC d/b/a Safe Harbor Financial, a Colorado limited liability company (“Safe Harbor”), SHF Holding Co., LLC, a Colorado limited liability company and the sole member of Safe Harbor (the “Seller”), and Partner Colorado Credit Union, a Colorado corporation and the sole member of the Seller, to provide for the deferral of a total of $50 million (the “Deferred Cash Consideration”) of the $70 million due to the Seller at the closing of the Business Combination. The increased deferral of the Deferred Cash Consideration will provide the Company with additional cash to support its post-closing activities.

The Company also announced certain expected updates to the terms of its PIPE offering to close concurrently with the closing of the Business Combination. For further reference, please see the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) today.

About Northern Lights Acquisition Corp.

Northern Lights is a blank check company formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization, or similar business combination with one or more businesses. For more information, visit https://northernlightsacquisitioncorp.com/home/default.aspx.

About Safe Harbor

Safe Harbor is one of the first service providers to offer reliable access to banking solutions for cannabis, hemp, CBD, and ancillary operators, making communities safer, driving growth in local economies, and fostering long-term partnerships. Safe Harbor, through its partners, serves the regulated cannabis industry and implements the highest standard of accountability, transparency, monitoring, reporting, and risk mitigation measures while meeting BSA obligations in line with FinCEN guidance on CRBs. Over the past seven years, Safe Harbor (including its predecessor) has assisted with the placement of over $12 billion in deposit transactions for customers with operations spanning 20 states with regulated cannabis markets. For more information, visit www.shfinancial.org.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in this press release constitute “forward-looking statements” within the meaning of federal securities laws. Forward-looking statements may include, but are not limited to, statements with respect to (i) trends in the cannabis industry, including changes in U.S and state laws, rules, regulations and guidance relating to Safe Harbor’s services; (ii) Safe Harbor’s growth prospects and Safe Harbor’s market size; (iii) Safe Harbor’s projected financial and operational performance, including relative to its competitors; (iv) new product and service offerings Safe Harbor may introduce in the future; (v) the proposed business combination, including the implied enterprise value, the expected post-closing ownership structure and the likelihood and ability of the parties to successfully consummate the potential transaction; (vi) the risk that the proposed business combination may not be completed in a timely manner or at all, whether as a result of recent volatility in the capital markets or otherwise, which may adversely affect the price of Northern Lights’ securities; (vii) the failure to satisfy the conditions to the consummation of the proposed business combination; (viii) the effect of the announcement or pendency of the proposed business combination on Northern Lights’ or Safe Harbor’s business relationships, performance, and business generally; (ix) the outcome of any legal proceedings that may be instituted against Northern Lights or Safe Harbor related to the definitive unit purchase agreement or the proposed business combination; (x) the ability to maintain the listing of Northern Lights’ securities on the Nasdaq Capital Market; (xi) the price of Northern Lights’ securities, including volatility resulting from changes in the competitive and highly regulated industry in which Safe Harbor plans to operate, variations in performance across competitors, changes in laws and regulations affecting Safe Harbor’s business and changes in the combined capital structure; (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed business combination, and identify and realize additional opportunities; and (xiii) other statements regarding Safe Harbor’s and Northern Lights’ expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “outlook,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject, are subject to risks and uncertainties. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of Northern Lights’ registration statement on Form S-1, the proxy statement relating to the proposed business combination, which has been filed in preliminary form by Northern Lights with the SEC, other documents filed by Northern Lights from time to time with SEC, and any risk factors made available to you in connection with Northern Lights, Safe Harbor, and the transaction. These forward-looking statements involve a number of risks and uncertainties (some of which are beyond the control of Safe Harbor and Northern Lights), and other assumptions, that may cause the actual results or performance to be materially different from those expressed or implied by these forward-looking statements.

Additional Information about the Business Combination and Where to Find It

The proposed business combination involving Northern Lights and Safe Harbor was submitted to the stockholders of Northern Lights for their consideration. Northern Lights filed the Proxy Statement with the SEC on June 10, 2022, which was distributed to the stockholders of Northern Lights in connection with Northern Lights’ solicitation for proxies for the vote by the stockholders of Northern Lights connection with the proposed business combination and other matters as described in the Proxy Statement. Before making any voting decision, the stockholders of Northern Lights and other interested persons were advised to read the Proxy Statement, along with all other relevant documents filed with the SEC in connection with the proposed business combination and Northern Lights’ solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the proposed business combination, because these documents contained important information about Northern Lights, Safe Harbor, and the proposed business combination. The stockholders approved the Business Combination on June 28, 2022. Stockholders may obtain free copies of the Proxy Statement, as well as other documents filed with the SEC regarding the proposed business combination and other documents filed with the SEC by Northern Lights, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Northern Lights Acquisition Corporation, 10 East 53rd Street, Suite 3001, New York, NY, 10022, or by telephone at (615) 554-0044.

No Offer or Solicitation

This press release relates to a proposed business combination between Northern Lights and Safe Harbor and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in the Solicitation

Northern Lights and Safe Harbor, and certain of their respective directors and executive officers, under the rules of the SEC, may be deemed to be participants in the solicitation of proxies from Northern Lights’ stockholders in favor of the approval of the business combination. Information about the directors and officers of Northern Lights and their ownership of Northern Lights Class B common stock can also be found in Northern Lights’ registration statement on Form S-1 filed with the SEC on June 2, 2021 in connection with its initial public offering, its Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC on March 25, 2022, the Proxy Statement, and other documents subsequently filed by Northern Lights with the SEC. Information about the directors and executive officers of Safe Harbor, as well as information regarding the interests of other persons who may be deemed participants in the transaction, may be obtained by reading the Proxy Statement regarding the business combination. Free copies of this document may be obtained as described above.

Safe Harbor Investor Relations Contact:

KCSA Strategic Communications

Adam Holdsworth

safeharbor@kcsa.com

Safe Harbor Public Relations Contacts:

KCSA Strategic Communications

Joshua Greenwald / Anu Kher

safeharbor@kcsa.com